Basis of presentation and summary of significant accounting policies (Details) - USD ($)	3 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Basis of presentation and summary of significant accounting policies (Details) [Line Items]
Common stock, par value (in Dollars per share)	$ 0.0001	$ 0.0001
Cash proceeds from trust account	$ 85,100,000
Increase allowance for doubtful accounts	900,000
Payments for restructuring	$ 689,000
Restructuring expenses description	the Company incurred and paid total restructuring expenses of $689,000 which mostly included employee termination costs. This amount is included as a component of general and administrative expenses in the condensed consolidated financial statements.
Common Class A [Member]
Basis of presentation and summary of significant accounting policies (Details) [Line Items]
Common stock, par value (in Dollars per share)	$ 0.0001